EXHIBIT 10.8

     Ltd a CARTIS Inc. CONTRAT DE CESSION D'ACTIONS DE CARTIS INTERNATIONAL

La presente convention est conclue entre

Mr Herve Gallion, ne le 11 janvier 1944 a Lyon - France-, de nationalite francaise

Et

Mr Cyril Heitzler, ne le 19 avril 1968 a Decines - France-, de nationalite francaise


D'une part

ET

CARTIS INC, ayant son siege a Palm Beach, 265 Sunrise Av 33480, representee par Steve Olivier, Membre du Board of Directors et specialement autorisee par une resolution du Board a cet effet

D'autre part


Il est prealablement etabli ce qui suit :

La societe Cartis International Ltd est une societe offshore de droit Mauritien, constituee sous la section 16(4) of the Mauritius Offshore Business Activities Act 1992 . Cette societe a ete regulierement enregistree sous le nom de Cartis International Ltd le 30 septembre 1998.

Cartis International Ltd est une societe au capital de 100'000 US Dollars reparti en 100'000 actions de un Dollar chacune.


Mr Herve Gallion est detenteur de 10'000 actions a savoir de 10% du capital de Cartis International Ltd.


Mr Cyril Heitzler est detenteur de 10'000 actions a savoir de 10% du capital de Cartis International Ltd.

Messieurs Gallion et Heitzler se sont montre desireux de vendre l'ensemble des actions qu'ils detenaient dans Cartis International Ltd.

Cartis Inc s'est montre desireuse d'acquerir l'ensemble de ces actions.

Ceci Etabli, il a ete convenu ce qui suit :


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1/ Mr Herve  Gallion  vend ses  10'000  actions  representant  10% du capital de
Cartis International Ltd a Cartis Inc. qui les achete contre l'emission de 500'000 actions emises sous la legende de la regle 144. L'emission de ces actions a ete autorisee par une resolution du Board of Directors de Cartis Inc. en date du 17 fevrier 2000.

2/ Mr Cyril Heitzler vend ses 10'000 actions representant 10% du capital de Cartis International Ltd a Cartis Inc. qui les achete contre l'emission de 500'000 actions emises sous la legende de la regle 144. L'emission de ces actions a ete autorisee par une resolution du Board of Directors de Cartis Inc. en date du 17 fevrier 2000.

3/ De par cet acte, et compte tenu des actions de Cartis International prealablement detenu, Cartis Inc. devient proprietaire de 100% des actions de Cartis International Ltd.

4/ Chacune des parties sera seule responsable des enregistrements ou publication necessaire pour son compte.

Fait, le 18 fevrier 2000, a Palm Beach


Herve Gallion                                   Cartis Inc.
                                                Steve Olivier
/s/ Herve Gallion                               /s/ Steve Olivier
--------------------                            --------------------

Cyril Heitzler

/s/ Cyril Heitzler
-------------------




Annexes (2)


     - Board of Resolution du 17 fevrier 2000 autorisant Steve Olivier a executer cette transaction

     - Board of Resolution du 17 fevrier 2000 autorisant la creation de 1'000'000 actions sous la regle 144